UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2006
                                                          --------------

                            DSA Financial Corporation
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                          0-50864                 20-1661802
-----------------------------       ------------------         -------------
(State or Other Jurisdiction)      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


118 Walnut Street, Lawrenceburg, Indiana                              47025
----------------------------------------                              -----
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (812) 537-0840
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.        Results of Operations and Financial Condition
                  --------------------------------------------

     On April 21, 2006, the Company issued a press release regarding its earnings for the quarter ended March 31, 2006. The press release is included as
Exhibit 99 to this report. The information included in Exhibit 99 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            DSA FINANCIAL CORPORATION



DATE: April 21, 2006                    By: /s/ Edward L. Fischer
                                           -------------------------------------
                                           Edward L. Fischer
                                           President and Chief Executive Officer




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                                                     EXHIBIT INDEX

     Exhibit No.                Description
     ----------                 ------------

        99                      Press Release of DSA Financial Corporation dated
                                April 21, 2006